SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 13, 2003

                        Price Communications Corporation
               (Exact Name of Registrant as Specified in Charter)


          New York                      1-8309                  13-2991700
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)              File Number)           Identification No.)


                              45 Rockefeller Plaza
                            New York, New York 10020
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 757-5600



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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (c) Exhibit 99.1-- Press Release, dated November 13, 2003.



ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

              On November 13, 2003, Price Communications Corporation announced its earnings for the quarter and nine months ended September 30, 2003. Attached hereto and incorporated by reference as Exhibit 99.1 is the Press Release announcing such results.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 17, 2003

                                   PRICE COMMUNICATIONS CORPORATION



                                   By: /s/ Kim Pressman
                                       ---------------------------------------
                                       Kim Pressman
                                       Executive Vice President and
                                          Chief Financial Officer